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                                                                    EX-10.21

             NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT UNDER THE

          WRIGHT ACQUISITION HOLDINGS, INC. 1999 EQUITY INCENTIVE PLAN

                  THIS AGREEMENT, made as of __________, 2000 (the "Effective Date"), by and between Wright Medical Group, Inc., a Delaware corporation formerly known as Wright Acquisition Holdings, Inc. (the "Company"), and ________________ (the "Participant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the Participant currently serves as a member of the Company's Board of Directors (the "Board"); and

                  WHEREAS, the Company desires to afford the Participant the opportunity to acquire ownership of the Company's common stock, par value $.01 per share ("Common Stock"), so that he may have a direct proprietary interest in the Company's success.

                  NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree as follows:

         1. GRANT OF OPTIONS. Subject to the terms and conditions set forth herein and in the Wright Acquisition Holdings, Inc. 1999 Equity Incentive Plan, a copy of which is attached hereto as Exhibit A (the "Plan"), on the Effective Date the Company does hereby grant to the Participant, during the period commencing on the Effective Date and ending on the 10th anniversary of the Effective Date (the "Expiration Date"), the right and option (the right to purchase any one share under this Agreement being an "Option") to purchase from the Company ____________ shares of Common Stock. The Option to purchase such Common Stock shall have an exercise price of $______ per share (the Fair Market Value of one share of Common Stock on the date hereof). The Options granted pursuant to this Agreement shall constitute Nonqualified Stock Options under the Plan.

         2. LIMITATIONS ON EXERCISE OF OPTIONS. (a) Subject to the terms and conditions set forth herein and in the Plan, the Options shall vest and become exercisable, on a cumulative basis, with respect to [25%] of the shares on the first anniversary of the Effective Date and on each succeeding anniversary thereafter so long as the Participant is a member of the Board (a "Director"); provided, however, upon the occurrence of a Change of Control, as defined below, all of the then unvested Options shall automatically vest and be fully exercisable and shall remain so exercisable in accordance with the terms of this Agreement. The Committee or the Board may accelerate the vesting and exercisability of any or all of the then-unvested Options at any time.

                  (b) For purposes of this Agreement, a "Change of Control" shall mean:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated

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under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A)
the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition pursuant to an initial public offering of shares of common stock of the Company pursuant to a registration statement declared effective under the Securities Act of 1933, as amended, (x) any acquisition by the Company or any "affiliate" of the Company, within the meaning of 17 C.F.R. ss. 230.405 (an "Affiliate"), (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (z) any acquisition by any corporation or business entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (ii) of this Section 2(b) (persons and entities described in clauses (w), (x), (y) and (z) being referred to herein as "Permitted Holders"); or

                  (ii) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any Permitted Holder) beneficially owns, directly or indirectly, 50% or more (on a fully diluted basis) of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement providing for such Business Combination; or

                  (iii) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

                  (iv) The sale of at least 80% of the assets of the Company to an unrelated party, or completion of a transaction having a similar effect; or

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                  (v) The individuals who on the date of this Agreement
constitute the Board thereafter cease to constitute at least a majority thereof; provided that any person becoming a member of the Board subsequent to the date of this Agreement and whose election or nomination was approved by a vote of at least two-thirds of the directors who then comprised the Board immediately prior to such vote shall be considered a member of the Board on the date of this Agreement.

         3. NON-TRANSFERABLE. Except as specifically authorized by the Committee, the Participant may not transfer the Options except by will or the laws of descent and distribution and the Options shall be exercisable during the Participant's lifetime only by the Participant or, in the event of his incapacity, his guardian or legal representative. Except as so authorized, no purported assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever.

         4. TERMINATION OF STATUS AS A DIRECTOR. (a) DISABILITY OR CONSENT. If, prior to the Expiration Date, the Participant shall cease to be a Director by reason of a Disability, as defined in the Plan, or the Participant's status as a Director shall terminate with the written consent of the Committee, then the Options shall remain exercisable until the earlier of the Expiration Date or the date that is [thirty (30)] days after the date of such termination as a Director, but only to the extent the Options were vested and exercisable at the time of such termination.

                  (b) WITHOUT CAUSE. If the Participant's status as a Director shall be terminated by the Company without Cause, as defined in the Plan, then the Options shall remain exercisable until the earlier of the Expiration Date or the date that is [ninety (90)] days after the date of such termination as a Director, but only to the extent the Options were vested and exercisable at the time of such termination.

                  (c) VOLUNTARY; FOR CAUSE TERMINATION. If the Participant voluntarily terminates his services as a Director for reasons other than Disability and without the written consent of the Committee or the Participant's status as a Director is terminated for Cause, then all of the Options, to the extent not exercised prior to such termination, whether exercisable or not, shall lapse and be canceled immediately upon the Participant's ceasing to be a Director.

                  (d) DEATH. If the Participant shall cease to be a Director prior to the Expiration Date by reason of death, or the Participant shall die while entitled to exercise any of the Options pursuant to Section 4(a) or 4(b), the executor or administrator of the estate of the Participant or the person or persons to whom the Options shall have been validly transferred by the executor or administrator pursuant to a will or the laws of descent and distribution shall have the right, until the earlier of the Expiration Date or [one (1) year] after the date of death, to exercise the Options, but only to the extent that the Participant was entitled to exercise them on the date of death and subject to any other limitation contained herein on the exercise of the Options in effect on the date of exercise.

                  (e) Whether the Participant's status as a Director has been or could have been terminated for the purposes of this Agreement, and the reasons therefor, shall be determined by the Committee, whose determination shall be final, binding and conclusive.

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                  (f) Options that have not yet vested at the time of
termination of the Participant's status as a Director shall expire, and no further vesting shall occur with respect thereto. After the expiration of any exercise period described in this Section 4, the Options shall terminate together with all of the Participant's rights hereunder, to the extent not previously exercised.

         5. ADJUSTMENTS AND CORPORATE REORGANIZATIONS. In accordance with and subject to the applicable terms of the Plan, the Options shall be subject to adjustment or substitution, as determined by the Committee, as to the number, price or kind of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date hereof or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, the Participant. The Company shall give the Participant written notice of an adjustment hereunder. Notwithstanding anything herein to the contrary, in the event of any of the following:

                  (a) The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

                  (b) All or substantially all of the assets of the Company are acquired by another person;

                  (c)   The Company's reorganization or liquidation; or

                  (d) The Company shall enter into a written agreement to undergo an event described in clauses (a), (b) or
                        (c) above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and pay to the Participant, in cash, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in such event and the per share exercise price of the Options.

         6. EXERCISE: PAYMENT FOR AND DELIVERY OF COMMON STOCK. The Options shall be exercised by delivering written notice to the Committee stating the number of shares of Common Stock to be purchased, the person or persons in whose name the shares of Common Stock are to be registered and each such person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares to be purchased, and any applicable withholding (as described below). The purchase price shall be payable in cash, in shares of Common Stock, any combination of cash or shares of Common Stock or any other method authorized by the Plan and consented to by the Committee; PROVIDED, HOWEVER, that the Participant may use Common Stock in payment of the exercise price only if the shares so used are considered "mature" for purposes of generally accepted accounting principles (I.E., (i) been held by the Participant free and clear for at least six (6) months prior to the use thereof to pay

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part of an Option exercise price, (ii) been purchased by the Participant in other than a compensatory transaction, or (iii) meet any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an Option exercise price). In the event that all or part of the purchase price is paid in shares of Common Stock, the shares used in payment shall be valued at their Fair Market Value on the date of exercise of the Options. At the time of exercise, the Participant shall pay to the Company, in cash, or by having the Company withhold upon exercise of the Option a sufficient number of shares of Common Stock otherwise deliverable to the Participant based on the Fair Market Value of the Common Stock on the date of exercise, at the election of the Participant, such minimum amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon. Payment in currency or by certified or cashier's check shall be considered payment in cash.

         7. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such aggregate exercise price for the Options and any required tax withholding amount has been satisfied, the Company shall issue or transfer to the Participant the number of shares with respect to which Options have been so exercised, and shall deliver to the Participant a certificate or certificates therefor, registered in the Participant's name.

         8. RIGHTS AS STOCKHOLDER. (a) The Participant or a transferee of the Options shall have no rights as a stockholder with respect to any shares covered by the Options until he shall have become the holder of record of such shares (and the Company shall use its reasonable best efforts to cause the Participant promptly to become the holder of record of such shares), and, except as provided in Section 5 hereof, no adjustment shall be made for dividends or distributions or other rights in respect of such shares for which the record date is prior to the date upon which he shall become the holder or record thereof.

                  (b) The Participant acknowledges and agrees that any Common Stock acquired in respect of the Options granted under Section 2 shall be "Shares" as such term is used in the Stockholders Agreement, dated as of December 7, 1999, among the Company and certain "Investors" listed in Schedule I thereto, and, as such, will be subject to certain restrictions, including restrictions on resale and such other transfers. In the event of any conflict or inconsistency between the terms and provisions of this Agreement and the Stockholders Agreement, the Stockholders Agreement shall govern and control.

         9. COMPANY; PARTICIPANT. (a) Except with respect to Section 2 and as otherwise indicated by the context, the term "Company" as used in this Agreement shall include the Company and its Related Entities.

                  (b) Whenever the word "Participant" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, legal representatives, the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution or any other transferee to whom the Options may be transferred with the consent of the Committee, the word "Participant" shall be deemed to include such person or persons.

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         10. REQUIREMENTS OF LAW. (a) By accepting the Options, the Participant represents and agrees for himself and his transferees (whether by will or the laws of descent and distribution) that, unless a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to shares purchased upon any exercise of the Options, (i) any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with a view to or for sale in connection with any distribution.

                  (b) No certificate or certificates for shares of Common Stock may be purchased, issued or transferred if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Company or the Participant of any (i) provision of any Federal, state or other securities law,
(ii) requirement of any securities exchange listing agreement to which the Company may be a party, or (iii) other requirement of law or of any regulatory body having jurisdiction over the Company. Any reasonable determination in this connection by the Board, upon notice given to the Participant, shall be final, binding and conclusive.

                  (c) The certificates representing shares of Common Stock acquired pursuant to the exercise of Options shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Act or any state securities laws.

         11. NOTICES. Any notice to be given to either party shall be in writing and shall be given by hand delivery to such party or by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company in care of its Secretary at its principal office, and to the Participant at the address given beneath his signature hereto, or at such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

         12. BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, administrators, successors and permitted assigns of the parties hereto.

         13. THE PLAN. The terms and provisions of the Plan are incorporated herein by reference and made a part hereof as though fully set forth herein. In the event of any conflict or inconsistency between discretionary terms and provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control. All capitalized terms not otherwise expressly defined in this Agreement shall have the meaning ascribed to them in the Plan.

         14. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

         15. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

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         IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above. This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

                                         WRIGHT MEDICAL GROUP, INC.

                                         By:
                                            -----------------------------------
                                         Name:

                                         Title:

ACCEPTED:

-----------------------

[Participant Name]
[Participant Address]


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